CADRE LIQUID ASSET FUND - U.S. GOVERNMENT SERIES
CADRE LIQUID ASSET FUND - MONEY MARKET SERIES
CADRE AFFINITY FUND - U.S. GOVERNMENT SERIES
CADRE AFFINITY FUND - MONEY MARKET SERIES
SWEEPCASH U.S. GOVERNMENT MONEY MARKET FUND
SWEEPCASH MONEY MARKET FUND
CADRE RESERVE FUND - U.S. GOVERNMENT SERIES
CADRE RESERVE FUND - MONEY MARKET SERIES
(SERIES OF CADRE INSTITUTIONAL INVESTORS TRUST) (THE "FUNDS")

Supplement to Prospectuses dated January 31, 2003.

Cadre Financial Services, Inc. ("Cadre") and Ambac Securities, Inc. ("Ambac Securities") have entered into an agreement with PFM Asset Management LLC ("PFM") and its affiliate, PFM AM, Inc. ("PFMAM"), pursuant to which PFM and PFMAM have agreed to purchase the fund management and administration business of Cadre and the fund distribution and fixed income brokerage business of Ambac Securities, subject to certain conditions (the "Transaction"). If consummated as contemplated, the Transaction will result in the combination of the businesses of Cadre and PFM in a single organization managing over $20 billion in public sector assets, including pooled investment programs with assets exceeding $12 billion. Consummation of the Transaction is expected to occur on or about February 5, 2004.

As discussed in the prospectuses of the Funds, each Fund pursues its investment objective by investing all of its investable assets in the U.S. Government Money Market Portfolio or the Money Market Portfolio (the "Portfolios"), which like the Funds are separate series of Cadre Institutional Investors Trust (the "Trust"). Cadre manages the assets of the Portfolios pursuant to the terms of an investment advisory agreement with the Trust (the "Current Advisory Agreement"). The Current Advisory Agreement provides for its automatic termination in the event of its assignment. Thus, the Current Advisory Agreement cannot be assigned to PFM in connection with the Transaction.

For this reason, and to assure continuity of services provided to the Funds and the Portfolios, the Board of Trustees of the Trust is being asked to consider and approve at its meeting scheduled to be held on December 17, 2003, a new investment advisory agreement with PFM (the "New Advisory Agreement") pursuant to which PFM will provide investment advisory services to the Portfolios after consummation of the Transaction. The terms of the New Advisory Agreement, including the fees payable by the Portfolios, will be the same in all material respects as the terms of the Current Advisory Agreement. To become effective with respect to a Portfolio, the New Advisory Agreement must be approved by a majority of the trustees who are not "interested persons," as defined by the Investment Company Act of 1940 (the "1940 Act"), of the Trust or of PFM or PFMAM (the "Independent Trustees"), and must also be approved by investors in the Portfolio. If the Board of Trustees approves the New Advisory Agreement, a meeting of shareholders of the Funds will be called to obtain voting instructions of shareholders, and each Fund will vote its shares of the applicable Portfolio on the approval of the New Advisory Agreement in accordance with such instructions.



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The agreements pursuant to which Cadre provides administration services and transfer agent services to the Funds, and the agreement pursuant to which Ambac Securities serves as distributor of shares of the Funds, also terminate automatically in the event of an assignment. For this reason, the Board of Trustees is also being asked to consider and to approve new agreements under which PFM will serve as administrator and transfer agent for the Funds and PFMAM will serve as distributor of the Funds' shares. These new agreements, which will be in all material respects the same as the agreements pursuant to which services are now being provided to the Funds by Cadre and Ambac Securities, must be approved by a majority of the Independent Trustees to become effective.

In the aggregate, PFM and its affiliate, Public Financial Management, Inc., have acted as financial advisers or investment advisers to more than 1,000 cities, townships, boroughs, counties, school districts and authorities in 35 states. With more than $13.3 billion in discretionary funds under management as of June 30, 2003, these companies provide their clients with financial, investment advisory, and cash management services. PFM is a private company that is owned by its 45 partners. Its principal offices are located at One Keystone Plaza, Suite 300, North Front & Market Streets, Harrisburg, PA 17101-2044.



The date of this Supplement is November 26, 2003.





                             THIS SUPPLEMENT AMENDS
                      CERTAIN INFORMATION ABOUT THE FUNDS.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.








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